 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

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ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Avenue Suite 4575E
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 432-8219

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2026, Renergen Limited (the “Borrower”), a wholly-owned subsidiary of ASP Isotopes Inc. (the “Company”), entered into a Second Amendment and Restatement Agreement (the “Second Amendment”) with The Standard Bank of South Africa Limited (the “Lender”).  Capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Second Amendment.

The Second Amendment replaced the Amended and Restated Secured Term Loan Facility Agreement (the “Prior Agreement”), dated December 12, 2025, entered into by the Borrower and the Lender.  The Second Amendment provides for a secured ZAR term loan facility in an aggregate principal amount equal to ZAR230,532,658.90 (or approximately USD14,212,864.30 using a current exchange rate) (the “Commitment” or the “Loan”).  Pursuant to the terms of the Second Amendment, the Commitment reflects the principal amount of the term loan facility under the Prior Agreement (ZAR155,000,000 or approximately USD 9,556,103.58 using a current exchange rate), plus all accrued unpaid interest that was capitalized and added to the principal amount of the facility under the Prior Agreement on August 14, 2026.  Under the Second Amendment, the Loan matures on August 14, 2027, the first anniversary of the effective date of the Second Amendment.

Interest on the Loan accrues at a per annum rate equal to the Compounded Reference Rate plus a margin of 1.46% (resulting in an effective rate of 8.31%). Upon the occurrence and during the continuance of a default, interest on overdue amounts accrues at an additional 2% per annum above the otherwise applicable rate.

Under the Prior Agreement, the loan was secured by a third ranking pledge of the assets of Tetra4 Proprietary Limited, a subsidiary of the Borrower and the developer of the Virginia Gas Project (“Tetra4”) and shares held by the Borrower in Tetra4. In addition, the loan was secured by the pledge of shares of the Company’s common stock pursuant to the cession and pledge agreement, dated December 15, 2025, between NTIGT Investments Proprietary Limited ("NTIGT"), an associate of Nicholas Mitchell and Stefano Marani, and the Lender, under the terms of which NTIGT has pledged and ceded as security, but remained in possession unless called, of an aggregate of 1,546,268 shares of the Company’s common stock, to and in favor of the Lender.  In connection with the Second Amendment, on August 14, 2026, the Company, the Lender, and the Borrower entered into the Put Option Agreement (the “Put Option Agreement” and together with the Second Amendment, the “Second Amendment Documents”).

The Second Amendment also requires the Borrower to maintain a Collateral Account with the Lender until the Discharge Date, with a balance at least equal to the Commitment, and to grant the Lender exclusive control of the Collateral Account. On each Interest Payment Date, the Lender may debit the Collateral Account by an amount equal to the accrued interest and apply it toward the Borrower’s interest payment obligation.

The Second Amendment contains certain negative covenants, as well as the Borrower’s obligation to provide, by November 30, 2026, written evidence that irrevocably waives certain defaults or any breach that has arisen or may arise under the Borrower’s or Tetra4’s Existing Funding Agreements with the Industrial Development Corporation of South Africa Limited (“IDC”), the U.S. International Development Finance Corporation (“DFC”), Molopo Energy Limited and AIRSOL SRL, as applicable.

The Second Amendment includes certain Events of Default, including, but not limited to, the following cross-defaults (unless such cross-default is cured within 10 days of its occurrence):

•	any Financial Indebtedness of: (i) the Borrower, (ii) Tetra4, (iii) NTIGT, or (iv) the Company not paid when due or within any originally applicable grace period;
•	any Financial Indebtedness of the Borrower, Tetra4, NTIGT or the Company becoming due and payable prior to maturity as a result of any event of default;
•	any commitment for any Financial Indebtedness of the Borrower, Tetra4, NTIGT or the Company being cancelled or suspended by a creditor; and
•	any creditor of the Borrower, Tetra4, NTIGT or the Company becoming entitled to declare any Financial Indebtedness of any of these entities due and payable prior to its maturity date as a result of an event of default.

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Upon the occurrence of an Event of Default, the Lender may, among other remedies, cancel all or any part of the Commitment, declare all or part of the Loan and accrued unpaid interest immediately due and payable, declare the Loan payable on demand, and exercise its other rights and remedies under the Second Amendment Documents, including enforcement of the Transaction Security, as described below.

The Borrower’s obligations under the Second Amendment are secured by the Collateral Account.  However, subject to certain exceptions, the Lender agreed to first (i) enforce or attempt to enforce its rights under the NTIGT Guarantee, Pledge and Cession Agreement, dated December 15, 2025, between NTIGT and the Lender, pursuant to which NTIGT provided a limited guarantee to the Lender and pledged 1,546,268 shares of the Company’s common stock held by NTIGT (“Pledged Shares”) to the Lender, as security; and (ii) exercise its rights under the Put Option Agreement (which exercise may occur concurrently with the enforcement action referred to in (i) above).

Under the Put Option Agreement, the Company granted the Lender an irrevocable right, but not an obligation, to require the Company or its nominee to purchase all of the Pledged Shares at a price equal to 100% of the volume-weighted average price of the Company’s common stock on the Johannesburg Stock Exchange (JSE) during the five consecutive Trading Days ending on the last Trading Day immediately preceding the date of the exercise of this Put Option, multiplied by the number of Pledged Shares (the “Purchase Price”). The Put Option is exercisable at any time following the occurrence of a continuing Event of Default under the Second Amendment and remains in effect until the Discharge Date, with the Purchase Price received by the Lender being used to reduce or discharge amounts owed by the Borrower under the Second Amendment.

The Second Amendment Documents also include various representations, warranties, covenants and other provisions customary for transactions of this nature. The Second Amendment Documents are governed by South African law.

The foregoing summary of the Second Amendment Documents is not complete and is qualified in its entirety by reference to the Second Amendment Documents, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

               On August 14, 2026, the Second Amendment became effective and replaced the Prior Agreement, which effectively terminated the Prior Agreement, as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated in its entirety by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2026, the Second Amendment became effective. The terms of the Second Amendment are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated in its entirety by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#

Second Amendment and Restatement Agreement, dated August 14, 2026, between Renergen Limited and The Standard Bank of South Africa Limited and countersigned by ASP Isotopes South Africa Proprietary Limited.

10.2	Put Option Agreement, dated August 14, 2026, among The Standard Bank of South Africa Limited, ASP Isotopes Inc. and Renergen Limited.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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# Certain schedules to this exhibit have been omitted pursuant to Item (601)(a)(5) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: August 20, 2026	By:	/s/ Donald G. Ainscow
	Name: Title:	Donald G. Ainscow Executive Vice President, General Counsel and Secretary

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